UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	September 1, 2019 — August 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Focused Equity Fund

Annual report
8 | 31 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Focused Equity
Fund

Annual report
8 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 9, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Focused Equity Fund

Please describe the investing environment for the 12-month reporting period.

At the start of the period, in September 2019, stocks advanced despite bouts of market volatility and a slowdown in global economic growth. In October, the U.S. Federal Reserve [the Fed] made its third interest-rate cut of the year. Investor sentiment began to improve. Market volatility, driven by the U.S.–China trade conflict, subsided when the two countries agreed to an initial trade deal. Concerns over Brexit also were alleviated when conservative party leader Boris Johnson was elected Prime Minister of the United Kingdom.

After a relatively calm start to 2020, market conditions deteriorated in February. The global spread of COVID-19 led to stay-at-home orders, business closures, and restricted travel. In late February and early March, market volatility rose to levels not seen since the 2008–2009 financial crisis. A breakdown in Saudi Arabia–Russia oil output negotiations caused commodity prices to plummet, further rattling investors. By mid-March, major stock indexes were in a bear market, having declined by 20% or more from a recent high. Fiscal and monetary aid by governments worldwide helped to stabilize

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Allocations are shown as a percentage of the fund’s net assets as of 8/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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financial markets. The Fed cut interest rates to near zero and U.S. Congress approved a historic $2 trillion emergency relief package. Stock markets rebounded in April.

By May, new cases of COVID-19 were on the decline. Mobility restrictions began to ease in China, Europe, and the United States. Positive news on potential vaccines and treatments helped build investor confidence. Early signs of a global economic recovery, along with the promise of additional government support, contributed to stock gains in the final months of the period.

Against this backdrop, how did the fund perform?

For the 12 months ended August 31, 2020, the fund returned 13.62%, underperforming its primary benchmark, the S&P 500 Index, and its secondary benchmark, the MSCI World Industrials [ND] — S&P 500 Linked Benchmark, which both returned 21.94%.

Which stocks detracted most from fund performance?

Live Nation Entertainment, a U.S. concerts promoter and venue operator, was a top detractor. We liked Live Nation for its market-leading position and ample free cash flows. The company had benefited from a secular trend, whereby musicians were spending more money on tours to offset losses in album sales. In earlier periods, the stock contributed positively to fund results. However, government-issued quarantines forced Live Nation to cancel and postpone tour dates. The company’s revenues declined by 98% in the second quarter of 2020, and the stock lost about 65% of its value within a three-week period. During this time, we decided to exit our position at a loss. While live events are likely to resume, Live Nation’s road to recovery remains uncertain, in our view.

U.S. defense contractor Raytheon and aerospace components supplier TransDigm Group also detracted from results. These companies serve commercial aerospace and military end markets, both of which faced significant demand disruptions during pandemic lockdowns. Airline bookings, for example, nearly ground to a halt in March 2020. Raytheon’s stock declined by 50% and TransDigm lost 63% of its market value in less than a month. We sold our position in Raytheon before period-end. We continue to own TransDigm.

Which stocks contributed most to performance?

Alternatives asset manager Apollo Global Management was a top contributor. Pension funds have provided a significant tailwind for the company. These funds have nearly quadrupled their allocations to alternative investments over the past decade. In the past five years, Apollo has doubled its assets under management [AUM] and increased its margins from 41% to 57%. We sold our position in Apollo before period-end.

Another highlight was our investment in United Rentals, which for several quarters has delivered better-than-expected revenue and earnings. The company rents equipment, heavy machinery, and tools to industrial and construction customers in North America. United Rentals operates in a highly fragmented industry, and its competition consists of a number of smaller, family-run businesses. These businesses are in danger of collapse and may present attractive acquisition candidates for United Rentals in the future, in our view.

Amazon.com and Microsoft were also among the fund’s top performers. Revenues from Amazon.com’s online marketplaces and cloud-based platform, Amazon Web Services, skyrocketed as stay-at-home orders went into

Focused Equity Fund 5

effect. An increasingly remote workforce also boosted demand for Microsoft’s commercial cloud platform. While we are pleased with their contribution to results, we have shifted the portfolio away from so-called quarantine stocks. Instead, we are focused on our strongest convictions for long-term growth.

As the fund begins a new fiscal year, what is your outlook?

The length and severity of COVID-19 and its impact on the global economy remains uncertain. That said, we believe investors share our view that “this too shall pass.” In our view, investors seem to have looked past dismal economic data, including record-high levels of unemployment and plummeting consumer spending. Major stock indexes have rallied from their March 2020 lows. We believe this may be due to a trifecta of record fiscal and monetary stimulus, along with near-zero interest rates. Against this backdrop, we believe the economy will recover quickly once the pandemic is contained by either widespread testing, a vaccine, and/or therapeutics.

In terms of the fund’s positioning, we remain focused on our long-term objectives, while carefully monitoring risks. We seek to take advantage of attractively priced stocks. As always, we have a bias toward what we believe to be lower-volatility, higher-quality companies, especially given the macroeconomic uncertainties.

Thank you, Dan, for your time and insights today.

Current and future portfolio holdings are subject to risk. Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Of special interest

On August 24, 2020, Putnam Equity Spectrum Fund and Putnam Capital Spectrum Fund merged into Putnam Focused Equity Fund. As part of the merger, Jacquelyne J. Cavanaugh and Walter D. Scully, CPA, joined as Portfolio Managers of the fund. Jackie joined Putnam in 2011 and has been in the investment industry since 1995. Walter has been in the investment industry since he joined Putnam in 1996.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/18/08)
Before sales charge	14.09%	258.22%	13.61%	86.87%	13.32%	36.29%	10.87%	13.62%
After sales charge	13.51	237.62	12.94	76.13	11.99	28.45	8.70	7.08
Class B (12/18/08)
Before CDSC	13.52	237.67	12.94	80.04	12.48	33.30	10.06	12.80
After CDSC	13.52	237.67	12.94	78.04	12.23	30.30	9.22	7.80
Class C (12/18/08)
Before CDSC	13.36	232.57	12.77	80.00	12.47	33.25	10.04	12.78
After CDSC	13.36	232.57	12.77	80.00	12.47	33.25	10.04	11.78
Class R (12/18/08)
Net asset value	13.82	250.07	13.35	84.55	13.04	35.24	10.59	13.37
Class R6 (5/22/18)
Net asset value	14.42	269.01	13.95	90.03	13.70	37.88	11.30	14.13
Class Y (12/18/08)
Net asset value	14.37	267.42	13.90	89.21	13.60	37.28	11.14	13.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Focused Equity Fund 7

Comparative index returns For periods ended 8/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	14.86%	310.38%	15.16%	96.47%	14.46%	50.17%	14.52%	21.94%
MSCI World Industrials
(ND) — S&P 500 Linked	12.14	201.47	11.67	79.41	12.40	35.21	10.58	21.94
Benchmark*

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $33,767 and $33,257, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $35,007, $36,901 and $36,742, respectively.

8 Focused Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/20

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		—		—	—	—	—	—
Capital gains
Long-term gains		$0.485		$0.485	$0.485	$0.485	$0.485	$0.485
Short-term gains		—		—	—	—	—	—
Total		$0.485		$0.485	$0.485	$0.485	$0.485	$0.485
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
8/31/19	$21.69		$23.01	$20.24	$20.27	$21.41	$22.05	$22.00
8/31/20	24.12		25.59	22.31	22.34	23.75	24.64	24.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/18/08)
Before sales charge	13.52%	199.96%	11.61%	79.80%	12.45%	23.46%	7.28%	9.35%
After sales charge	12.95	182.71	10.95	69.46	11.13	16.36	5.18	3.07
Class B (12/18/08)
Before CDSC	12.96	182.77	10.95	73.28	11.62	20.76	6.49	8.57
After CDSC	12.96	182.77	10.95	71.28	11.36	17.76	5.60	3.57
Class C (12/18/08)
Before CDSC	12.81	178.54	10.79	73.13	11.60	20.73	6.48	8.56
After CDSC	12.81	178.54	10.79	73.13	11.60	20.73	6.48	7.56
Class R (12/18/08)
Net asset value	13.26	192.98	11.35	77.51	12.16	22.53	7.01	9.10
Class R6 (5/22/18)
Net asset value	13.85	209.14	11.95	82.75	12.82	24.92	7.70	9.85
Class Y (12/18/08)
Net asset value	13.81	207.87	11.90	81.99	12.72	24.41	7.55	9.64

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Focused Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/19*†	1.28%	2.03%	2.03%	1.53%	0.86%	1.03%
Total annual operating expenses for the
fiscal year ended 8/31/19†	1.37%	2.12%	2.12%	1.62%	0.95%	1.12%
Annualized expense ratio for the
six-month period ended 8/31/20 ‡	1.33%	2.08%	2.08%	1.58%	0.88%	1.08%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

† Restated to reflect current fees.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/20 to 8/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$7.21	$11.26	$11.26	$8.56	$4.78	$5.86
Ending value (after expenses)	$1,156.80	$1,153.00	$1,152.70	$1,155.70	$1,160.10	$1,158.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Focused Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/20, use the following calculation method. To find the value of your investment on 3/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.75	$10.53	$10.53	$8.01	$4.47	$5.48
Ending value (after expenses)	$1,018.45	$1,014.68	$1,014.68	$1,017.19	$1,020.71	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Focused Equity Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited number of issuers or sectors and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

12 Focused Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Industrials (ND) — S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019, and performance of the S&P 500 Index from June 24, 2019, and thereafter.

Focused Equity Fund 13

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2020, Putnam employees had approximately $505,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Focused Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Focused Equity Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

16 Focused Equity Fund

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least December 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the

Focused Equity Fund 17

Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third

18 Focused Equity Fund

consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. Your fund’s class A shares’ return, net of fees and expenses, was positive and trailed the return of its benchmark over the one-year period ended December 31, 2019, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2019. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and

Focused Equity Fund 19

distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Focused Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Focused Equity Fund 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Focused Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Focused Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations and changes in net assets for the year ended August 31, 2020, including the related notes, and the financial highlights for the year ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2019 and the financial highlights for each of the periods ended on or prior to August 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 9, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 Focused Equity Fund

The fund’s portfolio 8/31/20

COMMON STOCKS (94.0%)*	Shares	Value
Aerospace and defense (1.3%)
TransDigm Group, Inc.	20,290	$10,138,304
		10,138,304
Airlines (1.4%)
Ryanair Holdings PLC ADR (Ireland) †	130,400	10,549,360
		10,549,360
Banks (2.5%)
Citigroup, Inc.	369,620	18,894,974
		18,894,974
Beverages (3.1%)
Constellation Brands, Inc. Class A	127,040	23,436,339
		23,436,339
Biotechnology (4.9%)
AbbVie, Inc.	234,400	22,448,488
Ascendis Pharma A/S ADR (Denmark) †	98,491	14,594,396
		37,042,884
Capital markets (2.8%)
Charles Schwab Corp. (The)	289,185	10,274,743
KKR & Co., Inc. Class A	309,708	11,093,741
		21,368,484
Commercial services and supplies (1.5%)
Waste Connections, Inc.	109,845	10,987,795
		10,987,795
Electric utilities (1.6%)
NextEra Energy, Inc.	44,271	12,359,135
		12,359,135
Entertainment (1.4%)
Walt Disney Co. (The)	80,823	10,658,129
		10,658,129
Equity real estate investment trusts (REITs) (2.8%)
Vornado Realty Trust S	594,166	21,288,968
		21,288,968
Food and staples retail (3.2%)
Walmart, Inc.	172,700	23,979,395
		23,979,395
Health-care equipment and supplies (2.6%)
Boston Scientific Corp. †	472,381	19,377,069
		19,377,069
Health-care providers and services (2.4%)
Cigna Corp.	102,300	18,144,951
		18,144,951
Hotels, restaurants, and leisure (3.5%)
Aramark	120,000	3,307,200
Hilton Worldwide Holdings, Inc.	255,614	23,097,281
		26,404,481
Household durables (—%)
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $502) (Private) (Germany) † ∆∆ F	756	677
		677

Focused Equity Fund 23

COMMON STOCKS (94.0%)* cont.	Shares	Value
Industrial conglomerates (2.2%)
Honeywell International, Inc.	100,889	$16,702,174
		16,702,174
Insurance (3.3%)
AIA Group, Ltd. (Hong Kong)	1,501,200	15,273,411
AXA SA (France)	492,924	10,044,632
		25,318,043
Internet and direct marketing retail (9.7%)
Alibaba Group Holding, Ltd. ADR (China) †	57,171	16,409,792
Amazon.com, Inc. †	16,458	56,795,899
		73,205,691
IT Services (5.4%)
Fidelity National Information Services, Inc.	130,342	19,662,091
Mastercard, Inc. Class A	31,067	11,127,889
Okta, Inc. †	46,336	9,979,384
		40,769,364
Machinery (1.5%)
Otis Worldwide Corp.	182,037	11,450,127
		11,450,127
Media (7.9%)
Charter Communications, Inc. Class A †	56,078	34,522,178
Sirius XM Holdings, Inc. S	4,328,453	25,408,019
		59,930,197
Oil, gas, and consumable fuels (4.2%)
Cenovus Energy, Inc. (Canada)	2,065,356	9,753,972
Enterprise Products Partners LP	1,252,312	21,990,599
		31,744,571
Real estate management and development (0.3%)
Altisource Asset Management Corp. (Virgin Islands) † Ω	85,080	2,016,056
		2,016,056
Road and rail (1.9%)
Union Pacific Corp.	73,848	14,211,309
		14,211,309
Software (9.2%)
Microsoft Corp.	265,998	59,990,529
Talend SA ADR †	227,854	9,383,028
		69,373,557
Specialty retail (3.2%)
Home Depot, Inc. (The)	85,334	24,323,603
		24,323,603
Technology hardware, storage, and peripherals (9.1%)
Apple, Inc.	529,476	68,323,583
		68,323,583
Trading companies and distributors (1.1%)
United Rentals, Inc. †	48,113	8,518,406
		8,518,406
Total common stocks (cost $636,532,082)		$710,517,626

24 Focused Equity Fund

INVESTMENT COMPANIES (1.6%)*		Shares	Value
VanEck Vectors Gold Miners ETF		291,500	$12,321,705
Total investment companies (cost $6,422,691)			$12,321,705

CONVERTIBLE PREFERRED STOCKS (1.2%)*		Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $81,800,000) (Virgin Islands) (Private) † ∆∆ F		81,800	$4,084,519
KKR & Co., Inc. $3.00 cv. pfd. †		89,795	4,857,012
Total convertible preferred stocks (cost $86,289,750)			$8,941,531

PREFERRED STOCKS (1.1%)*		Shares	Value
Ligado Networks, LLC Ser. A-2, 16.625% sr. pfd. (acquired 12/7/15, cost
$27,599,994) (Private) † ∆∆ F		2,840,908	$8,000,001
Total preferred stocks (cost $27,599,994)			$8,000,001

		Principal
U.S. TREASURY OBLIGATIONS (—%)*		amount	Value
U.S. Treasury Notes 2.75%, 2/15/28 [i]		$106,000	$123,461
Total U.S. treasury obligations (cost $123,461)			$123,461

	Principal amount/
SHORT-TERM INVESTMENTS (4.5%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	23,279,275	$23,279,275
Putnam Short Term Investment Fund Class P 0.21% L	Shares	10,078,448	10,078,448
U.S. Treasury Bills 0.089%, 10/27/20 ∆		$600,000	599,900
U.S. Treasury Bills 0.146%, 9/8/20 ∆		130,000	129,997
Total short-term investments (cost $34,087,637)			$34,087,620

TOTAL INVESTMENTS
Total investments (cost $791,055,615)			$773,991,944

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2019 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $755,784,416.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $12,085,197, or 1.6% of net assets.

Ω Affiliated company (Note 5).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $705,943 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Focused Equity Fund 25

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,295,488 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

FORWARD CURRENCY CONTRACTS at 8/31/20 (aggregate face value $106,105,383)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	British Pound	Sell	9/16/20	$3,228,289	$3,042,068	$(186,221)
	Canadian Dollar	Buy	10/21/20	3,032,787	2,994,935	37,852
	Barclays Bank PLC
	British Pound	Buy	9/16/20	514,029	484,284	29,745
Citibank, N.A.
	British Pound	Sell	9/16/20	1,670,293	1,574,288	(96,005)
	Canadian Dollar	Sell	10/21/20	17,834,808	17,553,526	(281,282)
	Danish Krone	Sell	9/16/20	14,005,695	13,852,015	(153,680)
	Euro	Sell	9/16/20	20,326,696	20,100,271	(226,425)
	HSBC Bank USA, National Association
	British Pound	Buy	9/16/20	5,773,968	5,643,880	130,088
	Hong Kong Dollar	Sell	11/18/20	14,553,409	14,557,308	3,899
	JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	10/21/20	1,432,778	1,371,592	61,186
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	10/21/20	1,635,542	1,638,458	2,916
	British Pound	Sell	9/16/20	102,404	112,690	10,286
	Canadian Dollar	Sell	10/21/20	2,083,301	2,030,514	(52,787)
	State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/21/20	441,734	384,933	(56,801)
	Chinese Yuan (Offshore)	Sell	11/18/20	17,570,155	17,469,512	(100,643)
UBS AG
	Canadian Dollar	Sell	10/21/20	2,077,397	1,993,349	(84,048)
	WestPac Banking Corp.
	Canadian Dollar	Buy	10/21/20	1,356,715	1,301,760	54,955
	Unrealized appreciation					330,927
	Unrealized (depreciation)					(1,237,892)
Total						$(906,965)

* The exchange currency for all contracts listed is the United States Dollar.

26 Focused Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$70,588,326	$—	$—
Consumer discretionary	123,933,775	—	677
Consumer staples	47,415,734	—	—
Energy	31,744,571	—	—
Financials	50,308,090	15,273,411	—
Health care	74,564,904	—	—
Industrials	82,557,475	—	—
Information technology	178,466,504	—	—
Real estate	23,305,024	—	—
Utilities	12,359,135	—	—
Total common stocks	695,243,538	15,273,411	677

Convertible preferred stocks	4,857,012	—	4,084,519
Investment companies	12,321,705	—	—
Preferred stocks	—	—	8,000,001
U.S. treasury obligations	—	123,461	—
Short-term investments	10,078,448	24,009,172	—
Totals by level	$722,500,703	$39,406,044	$12,085,197

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(906,965)	$—
Totals by level	$—	$(906,965)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Focused Equity Fund 27

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change
				in net
				unrealized		Pro-		Total	Total
	Balance	Accrued	Realized	appreciat-	Cost of	ceeds		transfers	transfers	Balance
Investments	as of	discounts/	gain/	ion/(depre-	pur-	from		into	out of	as of
in securities:	8/31/19	premiums	(loss)	ciation)#	chases	sales	Acquired**	Level 3†	Level 3†	8/31/20
Common stocks*:
Consumer
discretionary	$—	$—	$—	$8	$—	$—	$669	$—	$—	$677
Total common
stocks	$—	$—	$—	$8	$—	$—	$669	$—	$—	$677
Convertible
preferred stocks	$—	—	—	—	—	—	4,084,519	—	—	$4,084,519
Preferred stocks	$—	—	—	—	—	—	8,000,001	—	—	$8,000,001
Totals	$—	$—	$—	$8	$—	$—	$12,085,189	$—	$—	$12,085,197

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Acquired from Putnam Capital Spectrum Fund and/or Putnam Equity Spectrum Fund (Note 9).

† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $8 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input[1]
		Market
Private equity	$677	transaction	Liquidity discount	25%	Decrease
		price
			Litigation value	$135.92/Share	Increase
Private equity	$4,084,519	Discounted	Probability discount	50%	Decrease
		cash flow	Discount rate	8.1%	Decrease
			Recovery time	4 years	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

28 Focused Equity Fund

Statement of assets and liabilities 8/31/20

ASSETS
Investment in securities, at value, including $21,872,993 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $749,416,275)	$738,618,165
Affiliated issuers (identified cost $41,639,340) (Notes 1 and 5)	35,373,779
Cash	182,748
Dividends, interest and other receivables	355,257
Foreign tax reclaim	28,576
Receivable for shares of the fund sold	234,858
Receivable for investments sold	18,533,267
Receivable from Manager (Note 2)	548,686
Unrealized appreciation on forward currency contracts (Note 1)	330,927
Prepaid assets	34,330
Total assets	794,240,593

LIABILITIES
Payable for foreign currency (cost $20,234) (Note 1)	20,233
Payable for investments purchased	10,460,491
Payable for shares of the fund repurchased	1,490,891
Payable for custodian fees (Note 2)	67,304
Payable for investor servicing fees (Note 2)	319,509
Payable for Trustee compensation and expenses (Note 2)	274,146
Payable for administrative services (Note 2)	1,562
Payable for distribution fees (Note 2)	332,202
Unrealized depreciation on forward currency contracts (Note 1)	1,237,892
Collateral on securities loaned, at value (Note 1)	23,279,275
Collateral on certain derivative contracts, at value (Notes 1 and 8)	123,461
Other accrued expenses	849,211
Total liabilities	38,456,177

Net assets	$755,784,416

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4, 9 and 10)	$865,033,970
Total distributable earnings (Notes 1, 9 and 10)	(109,249,554)
Total — Representing net assets applicable to capital shares outstanding	$755,784,416

(Continued on next page)

Focused Equity Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($390,813,179 divided by 16,201,763 shares)	$24.12
Offering price per class A share (100/94.25 of $24.12)*	$25.59
Net asset value and offering price per class B share ($26,938,415 divided by 1,207,722 shares)**	$22.31
Net asset value and offering price per class C share ($158,407,437 divided by 7,089,636 shares)**	$22.34
Net asset value, offering price and redemption price per class R share
($8,363,012 divided by 352,121 shares)	$23.75
Net asset value, offering price and redemption price per class R6 share
($18,332,785 divided by 744,112 shares)	$24.64
Net asset value, offering price and redemption price per class Y share
($152,929,588 divided by 6,233,141 shares)	$24.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Focused Equity Fund

Statement of operations Year ended 8/31/20

INVESTMENT INCOME
Dividends (net of foreign tax of $9,260)	$2,630,218
Interest (including interest income of $27,364 from investments in affiliated issuers) (Note 5)	28,633
Securities lending (net of expenses) (Notes 1 and 5)	10,164
Total investment income	2,669,015

EXPENSES
Compensation of Manager (Note 2)	1,090,727
Investor servicing fees (Note 2)	420,782
Custodian fees (Note 2)	22,285
Trustee compensation and expenses (Note 2)	4,786
Distribution fees (Note 2)	534,677
Administrative services (Note 2)	4,210
Other	666,266
Fees waived and reimbursed by Manager (Note 2)	(342,992)
Total expenses	2,400,741
Expense reduction (Note 2)	(1,740)
Net expenses	2,399,001

Net investment income	270,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,986,150)
Foreign currency transactions (Note 1)	23,647
Forward currency contracts (Note 1)	(122,742)
Swap contracts (Note 1)	(112,788)
Written options (Note 1)	343,044
Total net realized loss	(2,854,989)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	38,635,803
Securities from affiliated issuers (Note 5)	442,076
Assets and liabilities in foreign currencies	56,289
Forward currency contracts	(1,124,862)
Total change in net unrealized appreciation	38,009,306

Net gain on investments	35,154,317

Net increase in net assets resulting from operations	$35,424,331

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 31

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/20	Year ended 8/31/19
Operations
Net investment income	$270,014	$615,829
Net realized gain (loss) on investments
and foreign currency transactions	(2,854,989)	3,504,790
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	38,009,306	(5,062,866)
Net increase (decrease) in net assets resulting
from operations	35,424,331	(942,247)
Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(2,501,501)	(2,564,407)
Class B	(137,650)	(277,069)
Class C	(322,174)	(819,752)
Class M	—	(8,041)
Class R	(109,778)	(15,738)
Class R6	(140,495)	(144,690)
Class Y	(630,588)	(2,307,260)
Increase from capital share transactions (Notes 4, 9 and 10)	541,904,680	82,821,319
Total increase in net assets	573,486,825	75,742,115

NET ASSETS
Beginning of year	182,297,591	106,555,476
End of year	$755,784,416	$182,297,591

The accompanying notes are an integral part of these financial statements.

32 Focused Equity Fund

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Focused Equity Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
August 31, 2020	$21.69	.05	2.87	2.92	—	(.49)	(.49)	$24.12	13.62	$390,813	1.32[f]	.22[f]	294
August 31, 2019	22.88	.15	.16	.31	—	(1.50)	(1.50)	21.69	3.09	116,776	1.28[f]	.68[f]	229
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
August 31, 2017	18.46	.27[g]	2.37	2.64	(.42)	(.18)	(.60)	20.50	14.67	30,609	1.28[f]	1.40[f,g]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	18.46	19.58	12,431	1.28[f,i]	.77[f,i]	216
Class B
August 31, 2020	$20.24	(.11)	2.67	2.56	—	(.49)	(.49)	$22.31	12.80	$26,938	2.07[f]	(.55)[f]	294
August 31, 2019	21.63	(.04)	.15	.11	—	(1.50)	(1.50)	20.24	2.30	6,152	2.03[f]	(.21)[f]	229
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
August 31, 2017	17.63	.10[g]	2.27	2.37	(.36)	(.18)	(.54)	19.46	13.81	4,002	2.03[f]	.52[f,g]	275
August 31, 2016	15.46	—[d]	2.82	2.82	(.07)	(.58)	(.65)	17.63	18.67	1,442	2.03[f,i]	(.02)[f,i]	216
Class C
August 31, 2020	$20.27	(.14)	2.70	2.56	—	(.49)	(.49)	$22.34	12.78	$158,407	2.07[f]	(.68)[f]	294
August 31, 2019	21.66	(.04)	.15	.11	—	(1.50)	(1.50)	20.27	2.29	15,011	2.03[f]	(.22)[f]	229
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
August 31, 2017	17.67	.09[g]	2.29	2.38	(.38)	(.18)	(.56)	19.49	13.80	7,218	2.03[f]	.48[f,g]	275
August 31, 2016	15.49	—[d]	2.83	2.83	(.07)	(.58)	(.65)	17.67	18.70	1,939	2.03[f,i]	(.01)[f,i]	216
Class R
August 31, 2020	$21.41	—[d]	2.83	2.83	—	(.49)	(.49)	$23.75	13.37	$8,363	1.57[f]	—[f,e]	294
August 31, 2019	22.67	.16	.08	.24	—	(1.50)	(1.50)	21.41	2.79	5,904	1.53[f]	.74[f]	229
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
August 31, 2017	18.33	.25[g,h]	2.33	2.58	(.39)	(.18)	(.57)	20.34	14.40	207	1.53[f]	1.30[f,g,h]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	18.33	19.28	116	1.53[f,i]	.41[f,i]	216
Class R6
August 31, 2020	$22.05	.15	2.93	3.08	—	(.49)	(.49)	$24.64	14.13	$18,333	.87[f]	.69[f]	294
August 31, 2019	23.14	.23	.18	.41	—	(1.50)	(1.50)	22.05	3.51	6,378	.87[f]	1.07[f]	229
August 31, 2018 †	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293
Class Y
August 31, 2020	$22.00	.10	2.92	3.02	—	(.49)	(.49)	$24.53	13.88	$152,930	1.07[f]	.43[f]	294
August 31, 2019	23.13	.16	.21	.37	—	(1.50)	(1.50)	22.00	3.33	30,518	1.03[f]	.75[f]	229
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293
August 31, 2017	18.62	.28[g]	2.43	2.71	(.45)	(.18)	(.63)	20.70	14.94	28,196	1.03[f]	1.42[f,g]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	18.62	19.91	13,042	1.03[f,i]	1.04[f,i]	216

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Focused Equity Fund	Focused Equity Fund 35

Financial highlights cont.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01% of average net assets.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2020	0.20%
August 31, 2019	0.32
August 31, 2017	0.25
August 31, 2016	0.68

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class R	0.15	0.79
Class Y	0.10	0.48

h The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Focused Equity Fund

Notes to financial statements 8/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2019 through August 31, 2020.

Putnam Focused Equity Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value or both) of large and midsize companies that Putnam Management believes have favorable investment potential. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to concentrate its investments in a limited number of issuers.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Focused Equity Fund 37

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

38 Focused Equity Fund

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Focused Equity Fund 39

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

40 Focused Equity Fund

At the close of the reporting period, the fund had a net liability position of $1,186,838 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $705,943 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $23,279,275 and the value of securities loaned amounted to $21,872,993.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2020, the fund had a capital loss carryover of $114,890,100 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the August 21, 2020 merger, the fund acquired $25,732,490 in capital loss carryovers from Putnam Equity Spectrum Fund, which are subject to limitations imposed by the Code. As a result of the June 21, 2019 merger, the fund acquired $86,942,649 in capital loss carryovers from Putnam Global Natural Resources Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

Focused Equity Fund 41

	Loss carryover
Short-term	Long-term	Total
$69,835,979	$45,054,121	$114,890,100

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $618,278 to its fiscal year ending August 31, 2021, a portion of which could be subject to limitations imposed by the Code, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and August 31, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and August 31, 2020.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from partnership income, from distributions in excess, from non-deductible merger expenses and from activity related to the merger as disclosed in Note 9. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,171,729 to decrease accumulated net investment loss, $11,785,808 to decrease paid-in capital and $9,614,079 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$129,351,808
Unrealized depreciation	(123,148,306)
Net unrealized appreciation	6,203,502
Capital loss carryforward	(114,890,100)
Late year ordinary loss deferral	618,278
Cost for federal income tax purposes	$766,881,477

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.622% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage,

42 Focused Equity Fund

interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $342,992 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$286,701	Class R	11,716
Class B	14,388	Class R6	3,300
Class C	39,379	Class Y	64,393
Class M	905	Total	$420,782

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,740 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $107, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

Focused Equity Fund 43

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$290,079
Class B	1.00%	1.00%	58,386
Class C	1.00%	1.00%	159,717
ClassM *	1.00%	0.75%	2,739
Class R	1.00%	0.50%	23,756
Total			$534,677

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,555 and $16 from the sale of class A and class M shares, respectively, and received $1,405 and $203 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $829 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$917,362,866	$603,465,689
U.S. government securities (Long-term)	—	—
Total	$917,362,866	$603,465,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

44 Focused Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	413,616	$8,871,329	392,241	$8,416,974
Shares issued in connection with
reinvestment of distributions	108,561	2,425,258	147,010	2,513,874
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	3,998,921	87,800,313
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	6,902,393	161,963,964	—	—
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	4,616,610	108,328,281	—	—
	12,041,180	281,588,832	4,538,172	98,731,161
Shares repurchased	(1,223,368)	(26,284,652)	(1,269,884)	(27,021,840)
Net increase	10,817,812	$255,304,180	3,268,288	$71,709,321

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	4,208	$81,726	7,496	$151,739
Shares issued in connection with
reinvestment of distributions	6,516	135,275	17,274	277,069
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	151,569	3,109,571
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	648,247	14,068,121	—	—
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	369,752	8,024,276	—	—
	1,028,723	22,309,398	176,339	3,538,379
Shares repurchased	(124,974)	(2,530,483)	(72,684)	(1,431,006)
Net increase	903,749	$19,778,915	103,655	$2,107,373

Focused Equity Fund 45

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	47,315	$921,539	78,530	$1,584,459
Shares issued in connection with
reinvestment of distributions	15,420	320,582	51,043	819,752
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	277,858	5,709,532
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	4,546,411	98,835,331	—	—
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	2,106,096	45,784,842	—	—
	6,715,242	145,862,294	407,431	8,113,743
Shares repurchased	(366,133)	(7,403,050)	(240,837)	(4,698,579)
Net increase	6,349,109	$138,459,244	166,594	$3,415,164

	YEAR ENDED 8/31/20*		YEAR ENDED 8/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	465	$9,761	1,871	$39,149
Shares issued in connection with
reinvestment of distributions	—	—	483	8,041
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	70,979	1,515,004
	465	9,761	73,333	1,562,194
Shares repurchased	(74,473)	(1,608,535)	(4,762)	(101,373)
Net increase (decrease)	(74,008)	$(1,598,774)	68,571	$1,460,821

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	61,405	$1,304,692	34,324	$739,443
Shares issued in connection with
reinvestment of distributions	4,254	93,724	461	7,793
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	259,314	5,623,585
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	103,621	2,394,164	—	—
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	78,006	1,802,321	—	—
	247,286	5,594,901	294,099	6,370,821
Shares repurchased	(170,894)	(3,625,937)	(34,449)	(741,690)
Net increase	76,392	$1,968,964	259,650	$5,629,131

46 Focused Equity Fund

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	559,524	$13,383,113	207,225	$4,540,041
Shares issued in connection with
reinvestment of distributions	6,178	140,495	8,349	144,690
	565,702	13,523,608	215,574	4,684,731
Shares repurchased	(110,899)	(2,412,646)	(27,154)	(579,522)
Net increase	454,803	$11,110,962	188,420	$4,105,209

	YEAR ENDED 8/31/20		YEAR ENDED 8/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	339,987	$7,624,479	695,178	$15,120,847
Shares issued in connection with
reinvestment of distributions	27,348	620,255	126,658	2,192,453
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	371,593	8,271,707
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	3,551,284	84,753,169	—	—
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	2,601,068	62,075,793	—	—
	6,519,687	155,073,696	1,193,429	25,585,007
Shares repurchased	(1,673,733)	(38,192,507)	(1,473,515)	(31,190,707)
Net increase (decrease)	4,845,954	$116,881,189	(280,086)	$(5,605,700)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Focused Equity Fund 47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Note 5: Affiliated transactions cont.

								Change in
								unrealized	Shares
								appreciation	outstanding
	Fair value as	Purchase	Sale		Investment	Capital gain	Realized	(deprecia-	as of	Fair value as
Name of affiliate	of 8/31/19	cost	proceeds	Acquisition†	income	distributions	gain (loss)	tion)	8/31/20	of 8/31/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$5,936,125	$83,451,144	$66,107,994	$—	$85,307	$—	$—	$—	23,279,275	$23,279,275
Putnam Short Term Investment Fund**	156,429	106,337,009	96,414,990	—	27,364	—	—	—	10,078,448	10,078,448
Total Short-term investments	6,092,554	189,788,153	162,522,984	—	112,671	—	—	—		33,357,723
Common stocks‡
Real estate
Altisource Asset Management Corp.
(Virgin Islands)†	—	—	—	1,573,980	—	—	—	442,076	85,080	2,016,056
Total Common stocks	—	—	—	1,573,980	—	—	—	442,076		2,016,056
Totals	$6,092,554	$189,788,153	$162,522,984	$1,573,980	$112,671	$—	$—	$442,076		$35,373,779

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Acquired from Putnam Equity Spectrum Fund (Note 9).

‡ Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Forward currency contracts (contract amount)	$33,000,000
OTC total return swap contracts (notional)	$—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Note 7: Summary of derivative activity cont.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$330,927	Payables	$1,237,892
Total		$330,927		$1,237,892

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Options	contracts	Swaps	Total
Foreign
exchange contracts	$—	$(122,742)	$—	$(122,742)
Equity contracts	(263,000)	—	(112,788)	$(375,788)
Total	$(263,000)	$(122,742)	$(112,788)	$(498,530)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,124,862)	$(1,124,862)
Total	$(1,124,862)	$(1,124,862)

48 Focused Equity Fund	Focused Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

Note 8: Offsetting of financial and derivative assets and liabilities cont.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$37,852	$29,745	$—	$133,987	$61,186	$13,202	$—	$—	$54,955	$330,927
Total Assets	$37,852	$29,745	$—	$133,987	$61,186	$13,202	$—	$—	$54,955	$330,927
Liabilities:
Forward currency contracts#	186,221	—	757,392	—	—	52,787	157,444	84,048	—	1,237,892
Total Liabilities	$186,221	$—	$757,392	$—	$—	$52,787	$157,444	$84,048	$—	$1,237,892
Total Financial and Derivative
Net Assets	$(148,369)	$29,745	$(757,392)	$133,987	$61,186	$(39,585)	$(157,444)	$(84,048)	$54,955	$(906,965)
Total collateral received (pledged)†##	$(111,000)	$—	$(573,943)	$123,461	$—	$—	$(21,000)	$—	$—
Net amount	$(37,369)	$29,745	$(183,449)	$10,526	$61,186	$(39,585)	$(136,444)	$(84,048)	$54,955
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$123,461	$—	$—	$—	$—	$—	$123,461
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(111,000)	$—	$(573,943)	$—	$—	$—	$(21,000)	$—	$—	$(705,943)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Acquisition of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund

The purpose of the transaction was to combine three Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On August 24, 2020, the fund issued 6,902,393, 648,247, 4,546,411, 103,621 and 3,551,284 class A, class B, class C, class R and class Y shares, respectively, for 11,564,271, 1,133,228, 7,978,614, 177,629 and 5,875,573 class A, class B, class C, class R and class Y shares of Putnam Capital Spectrum Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with identical or similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and improved commercial sale opportunities. The investment portfolio of Putnam Capital Spectrum Fund, with a fair value of $343,330,230 and an identified cost of $372,768,064 at August 21, 2020, was the principal asset acquired by the fund. The net assets of the Putnam Capital Spectrum Fund on August 21, 2020 was $362,014,749. On August 21, 2020, Putnam Capital Spectrum Fund had distributions in excess of net investment income of $1,796,201, accumulated net realized gain of $15,296,822 and unrealized depreciation of $29,437,834.

Note 9: Acquisition of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund cont.

On August 24, 2020, the fund issued 4,616,610, 369,752, 2,106,096, 78,006 and 2,601,068 class A, class B, class C, class R and class Y shares, respectively, for 2,993,817, 238,974, 1,365,661, 50,984 and 1,677,483 class A, class B, class C, class R and class Y shares of Putnam Equity Spectrum Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with identical or similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and improved commercial sale opportunities. The investment portfolio of Putnam Equity Spectrum Fund, with a fair value of $216,990,019 and an identified cost of $252,346,219 at August 21, 2020, was the principal asset acquired by the fund. The net assets of the Putnam Equity Spectrum Fund on August 21, 2020 was $226,015,513. On August 21, 2020, Putnam Equity Spectrum Fund had distributions in excess of net investment income of $301,933, accumulated net realized loss of $25,747,627 and unrealized depreciation of $35,356,200.

The aggregate net assets of the fund on August 21, 2020 was $154,219,664. Immediately following the acquisitions, the net assets were $742,249,926.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Focused Equity Fund.

50 Focused Equity Fund	Focused Equity Fund 51

Assuming the acquisition had been completed on September 1, 2019, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment (loss)	$(993,417)
Net gain on investments	$75,207,937
Net Increase in net assets resulting from operations	$74,214,520

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 10: Acquisition of Putnam Global Natural Resources Fund

On June 24, 2019, the fund issued 3,998,921, 151,569, 277,858, 70,979, 259,314 and 371,593 class A, class B, class C, class M, class R and class Y shares, respectively, for 5,725,658, 233,553, 419,930, 105,793, 376,999 and 533,337 class A, class B, class C, class M, class R and class Y shares of Putnam Global Natural Resources Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment goals and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Global Natural Resources Fund, with a fair value of $16,914,340 and an identified cost of $15,815,040 at June 21, 2019, and the receivable for investments as a result of the realignment of the Putnam Global Natural Resources Fund portfolio prior to the merger were the principal asset acquired by the fund. The net assets of the fund and Putnam Global Natural Resources Fund on June 21, 2019, were $77,306,826 and $112,029,712, respectively. On June 21, 2019, Putnam Global Natural Resources Fund had undistributed net investment income of $943,802, accumulated net realized (loss) of $88,502,489 and unrealized appreciation of $1,097,535. The aggregate net assets of the fund immediately following the acquisition were $189,336,538.

Information presented in the Statement of changes in net assets for the period ended August 31, 2019 reflect only the operations of Putnam Focused Equity Fund.

Assuming the acquisition had been completed on September 1, 2018, the fund’s pro forma results of operations for the prior fiscal year would have been as follows:

Net investment Income	$2,129,423
Net (loss) on investments	$(13,755,059)
Net (decrease) in net assets resulting from operations	$(11,625,636)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Natural Resources Fund that have been included in the fund’s Statement of operations for the prior fiscal period.

Note 11: Change in independent accountants (unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

52 Focused Equity Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Focused Equity Fund 53

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

54 Focused Equity Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Focused Equity Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

56 Focused Equity Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Focused Equity Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

58 Focused Equity Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Focused Equity Fund 59

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

60 Focused Equity Fund

This report is for the information of shareholders of Putnam Focused Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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AN721 322836 10/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2020	$61,931	$24,667*	$8,494	$ —
August 31, 2019	$48,245	$17,500*	$5,020	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended August 31, 2020 and August 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $379,003 and $$22,520 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2020	$ —	$345,842	$ —	$ —
August 31, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2020